SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2019 (March 7, 2019)

LINCOLNWAY ENERGY, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Members of Lincolnway Energy, LLC (the “Company”) held March 7, 2019 (the “2019 Annual Meeting”), the members voted on the following proposals which are further described in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on January 25, 2019 (the “2019 Proxy Statement”).

Proposal 1: The members voted on the election of directors at the 2019 Annual Meeting.  There were three director positions and the director nominees were James Dickson, James Hill and Kurt Olson.  Election of the director nominees required the affirmative vote of a plurality of the units represented in person or by proxy at the 2019 Annual Meeting, assuming a quorum was present. At the 2019 Annual Meeting, the members elected James Dickson, James Hill and Kurt Olson to serve on the Board of Directors until the 2022 Annual Meeting of Members or until his respective successor shall be elected and qualified.  The number of votes cast for or against/withheld for each of the director nominees are set forth below:

Nominee	Votes For	Votes Withheld/Abstentions
James Dickson	15,262	959
James Hill	15,037	1,184
Kurt Olson	15,092	1,129

Proposal 2: The members voted on the election of a director to fill a vacancy created upon the resignation of Terrill Wycoff as a director of the Company.  On January 4, 2019, the remaining directors elected Douglas Moore to fill the vacancy created upon Mr. Wycoff’s resignation and nominated him for election by the members at the 2019 Annual Meeting to serve the remainder of Mr. Wycoff’s unexpired term.  Election of Mr. Moore required the affirmative vote of a plurality of the units represented in person or by proxy at the 2019 Annual Meeting, assuming a quorum was present. At the 2019 Annual Meeting, the members elected Mr. Moore to serve on the Board of Directors until the 2021 Annual Meeting of Members or until his successor shall be elected and qualified.  The number of votes cast for or against/withheld for Mr. Moore are set forth below:

Nominee	Votes For	Votes Withheld/Abstentions
Douglas Moore	15,443	778

Proposal 3: The members voted to ratify the selection of RSM US LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2019.   The number of votes cast for, against and abstentions for the proposal are set forth below:

Votes For	Votes Against	Abstentions
15,176	411	634

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

	By:	/s/ Michael A. Hollenberg
Date: March 13, 2019		Michael A. Hollenberg
President and Chief Executive Officer